UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     November 19, 2013

Roberts Realty Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

001-13183 (Commission File Number)	58-2122873 (IRS Employer Identification No.)

450 Northridge Parkway, Suite 302
Atlanta, Georgia	30350
(Address of Principal Executive Offices)	(Zip Code)

(770) 394-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders.

Roberts Realty Investors, Inc. held its annual meeting of shareholders on November 19, 2013.  We solicited proxies for the meeting pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s solicitations.  We asked our shareholders to vote on the following four proposals:

•                  the election of two directors to serve three-year terms;

•                  the approval, on an advisory basis, of the compensation of our named executive officers;

•                  the frequency of the advisory vote on the compensation of our named executive officers; and

•                  the ratification of the appointment of CohnReznick LLP as our independent registered public accounting firm for 2013.

Election of Directors

Two of our current directors, Mr. John L. Davis and Mr. Weldon R. Humphries, were nominated for reelection at the meeting.  Each of Mr. Davis and Mr. Humphries was elected with the following votes to serve until the 2016 annual meeting of shareholders or until his successor is duly elected and qualified.  There were no abstentions.

	Votes For	Votes Withheld	Broker Non-Votes

Mr. John L. Davis	5,051,816	748,534	3,041,260
Mr. Weldon R. Humphries	5,566,526	233,824	3,041,260

Advisory Vote on the Compensation of the Company’s Named Executive Officers

The compensation of the company’s named executive officers was approved, on an advisory basis, with the following votes.

Votes For	Votes Against	Abstentions	Broker Non-Votes

5,146,371	621,739	32,240	3,041,260

Advisory Vote on the Frequency of the Advisory Vote on the Compensation of the Company’s Named Executive Officers

The votes regarding the frequency of the advisory vote on the compensation of the company’s named executive officers were as set forth below.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes

5,511,065	201,607	55,852	31,826	3,041,260

After careful consideration of the results of the shareholder advisory vote, our compensation committee and our board of directors have determined that holding an advisory vote on executive compensation every year is the most appropriate policy for the company until the next required vote on the frequency of shareholder votes on the compensation of executives.  We believe that an annual advisory vote on executive compensation is consistent with our practice of seeking input and engaging in dialogue with our shareholders on corporate governance matters and our executive compensation philosophy.

Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of CohnReznick LLP as our independent registered public accounting firm for 2013 was approved with the following votes.  There were no abstentions or broker non-votes.

Votes For	Votes Against

8,780,707	60,903

Item 8.01                   Other Events.

As previously reported on our Current Report on Form 8-K dated November 19, 2013 and filed on that date, during the question and answer session with shareholders following adjournment of the formal shareholder meeting, Mr. Charles S. Roberts, the company’s president and chief executive officer, noted in response to questions by shareholders that the company expects to begin construction on its Bradley Park multifamily apartment community in the first quarter of 2014 and on its Northridge community in the second quarter of 2014.  Mr. Roberts then stated that as part of the company’s future business and growth plan, it expects to acquire existing multifamily apartment communities.  The company intends to focus its acquisitions on well-located Class B apartment communities in the Southeastern United States that can be upgraded and repositioned in their respective markets.

As previously disclosed in the company’s Letter to Shareholders filed on Form 8-K, dated October 15, 2013:

“After several years of enduring a very difficult economic environment, our exit from the retail and office business will allow us to focus exclusively on our primary business of developing new, high-quality multifamily apartment communities.  We own four land parcels in excellent locations that are zoned and entitled for the development and construction of 940 multifamily apartment units, as outlined below:

•                  The 11-acre Northridge land parcel, zoned for 220 multifamily units and located at the Georgia 400 and Northridge Road interchange in Sandy Springs, Georgia.

•                  The 22-acre Bradley Park land parcel, zoned for 154 multifamily units and located in Forsyth County, Georgia, which is ranked as America’s 7th fastest growing county by Forbes Magazine.

•                  The 38-acre Highway 20 land parcel zoned for 210 multifamily units and located in the City of Cumming in Forsyth County.

•                  The 10-acre North Springs transit oriented, mixed-use property, zoned for 356 multifamily units, 210,000 square feet of office space, and 56,000 square feet of retail space, and located across from the North Springs rail station in the Perimeter Center area of Sandy Springs.

In addition, we continue to pursue and work on opportunities that would enhance shareholder value through a sale, merger or other business combination.  The reduction in debt, decrease in annual operating expenses and increased liquidity resulting from the transactions outlined above makes the company a more attractive merger candidate and makes it easier to obtain the financing necessary for the development and construction of our new apartment communities.  For these reasons, we believe the company is well positioned for a productive and successful 2014.”

Consistent with the company’s previous disclosure, Mr. Roberts reiterated that the company continues to pursue and work on strategic alternatives that would enhance shareholder value through a sale, merger, or other business combination.

The statements described above that Mr. Roberts made during the informal part of the annual meeting, and this Current Report on Form 8-K reporting those statements, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements relate to the company’s intent, belief, or expectations regarding its strategies and business plan, including the development and construction of new multifamily apartment communities and the company’s intent to acquire and reposition existing apartment communities.  These statements involve a number of known and unknown risks, uncertainties, and other factors, all of which are difficult or impossible to predict and many of which are beyond the Company’s control, that may cause its actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by those forward-looking statements, including the availability of debt and equity financing for such activities, the precise timing of the commencement of construction and the ability of the company to identify and purchase suitable existing apartment communities for repositioning.

For these forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  You should not place undue reliance on the forward-looking statements, which speak only as of the date of this report.  All subsequent written and oral forward-looking statements attributable to the company or any person acting on its behalf are expressly qualified in their entirety by these cautionary statements.  The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.  For more information about other risks and uncertainties the company faces, please see the section in the company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q entitled “Risk Factors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: November 21, 2013	By:	/s/ Charles S. Roberts
Charles S. Roberts
Chief Executive Officer